CONSENT TO JOINT FILING OF SCHEDULE 13D



      Each of the undersigned consents and agrees to the filing

of the foregoing joint statement on Schedule 13D pursuant to Rule

13d-1(f)(2) pertaining to the shares of the Common Stock of PHP

Healthcare Corporation beneficially owned by them.



Date:  October 9, 1996             /s/ Charles H. Robbins
                                   __________________________
                                   Charles H. Robbins


Date:  October 9, 1996             /s/ Ellen E. Robbins
                                   __________________________
                                   Ellen E. Robbins


Date:  October 9, 1996             /s/ Ellen E. Robbins
                                   __________________________
                                   Ellen E. Robbins, Trustee Under
                                   Trust Indenture dated October 1,
                                   1985, FBO Caroline H. Robbins,
                                   Charles H. Robbins, Grantor


Date:  October 9, 1996             /s/ Ellen E. Robbins
                                   __________________________
                                   Ellen E. Robbins, Trustee Under
                                   Trust Indenture dated October 1,
                                   1985, FBO Lee S. Robbins,
                                   Charles H. Robbins, Grantor


Date:  October 9, 1996             /s/ Jack M. Mazur
                                   __________________________
                                   Jack M. Mazur


Date:  October 9, 1996             /s/ Lynn Mazur
                                   __________________________
                                   Lynn Mazur


                       Page 18 of 19 Pages

                                   VACHR, Inc., a Virginia
                                        corporation


Date:  October 9, 1996             /s/ Lynn Mazur
                                   __________________________
                                   By:  Lynn Mazur
                                   Its President


Date:  October 9, 1996             /s/ Michael D. Starr
                                   __________________________
                                   Michael D. Starr


                                   Shamrock Investments, a
                                        California general
                                        partnership


Date:  October 9, 1996             /s/ Charles P. Reilly
                                   __________________________
                                   Charles P. Reilly
                                   Managing General Partner


Date:  October 9, 1996             /s/ Charles P. Reilly
                                   __________________________
                                   Charles P. Reilly


Date:  October 9, 1996             /s/ Michael E. Gallagher
                                   __________________________
                                   Michael E. Gallagher



                       Page 19 of 19 Pages